CONTACTS

Chief Financial Officer Radware Ltd. Meir Moshe +972-3766-8610 Media Relations Radware Inc. Joyce Anne Shulman Tel: +1 201 785 3209 ir@radware.com

For Immediate Release

Radware Announces Q4 Earnings Conference Call
Tuesday, February 10, 2009 08:45 AM (ET)

TEL AVIV, ISRAEL; January 22, 2008. Radware (NASDAQ: RDWR), the leading provider of integrated application delivery solutions for business-smart networking, will present its fourth quarter financial results in a conference call on Tuesday, February 10, at 08:45 AM (ET).

Radware management will host a teleconference at 8:45 ET, to discuss fourth quarter results and the company's outlook. Please call the following dial-in numbers to participate in the fourth quarter 2008 call:

PARTICIPANTS IN THE US CALL: Toll Free 1 800 230 1096

PARTICIPANTS INTERNATIONALLY CALL: +1 612 288 0329

Please find a link to the upcoming webcast presentation on the following web page: http://www.radware.com/Company/InvestorRelations/default.aspx

About Radware
Radware (NASDAQ:RDWR), the global leader in integrated application delivery solutions, assures the full availability, maximum performance, and complete security of business-critical applications for more than 6,000 enterprises and carriers worldwide. With APSolute™, Radware's comprehensive and award-winning suite of intelligent front-end, access, and security products, companies in every industry can drive business productivity, improve profitability, and reduce IT operating and infrastructure costs by making their networks "business smart." For more information, please visit www.radware.com.

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This press release may contain forward-looking statements that are subject to risks and uncertainties. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, general business conditions in the Application Switching or Network Security industry, changes in demand for Application Switching or Network Security products, the timing and amount or cancellation of orders and other risks detailed from time to time in Radware's filings with the Securities and Exchange Commission, including Radware's Form 20-F.